OPPENHEIMER CAPITAL INCOME FUND
                   Supplement dated January 16, 2001 to the
                      Prospectus dated December 18, 2000



The paragraph captioned "Portfolio Mnagers" under the section "How the Fund is Managed" on page 12 is deleted in and replaced with the following:

Portfolio Manager. The portfolio manager of the Fund is Michael Levine. He is the person principally responsible for the day -to-day management of the Fund's portfolio. Mr. Levine became a Vice President and portfolio manager of the Fund on June 1, 1999 and has been a Vice President of the Manager since June 1998. Prior to joining the Manager in June 1994, Mr. Levine was a portfolio manager and research associate for Amas Securities, Inc. Mr. Levine is a portfolio manager and officer of other Oppenheimer funds.







January 16, 2001                                              PS0300.018

                       OPPENHEIMER CAPITAL INCOME FUND
                   Supplement dated January 16, 2001 to the
         Statement of Additional Information dated December 18, 2000



The biography for John Doney in the section captioned "Trustees and Officers of the Fund" on page 28 is deleted in its entirety.









January 16, 2001                                             PX0300.0009